COMMITMENTS, CONTINGENCIES AND GUARANTEES (Notes)	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
COMMITMENTS, CONTINGENCIES AND GUARANTEES
COMMITMENTS, CONTINGENCIES AND GUARANTEES
Commitments
Pembina had the following contractual obligations outstanding at December 31, 2018:

	Payments Due By Period
Contractual Obligations ($ millions)	Total	Less than 1 year	1 – 3 years	3 – 5 years	After 5 years
Leases and other(1)	796	118	220	163	295
Loans and borrowings(2)	10,794	724	2,334	1,183	6,553
Construction commitments(3)	1,001	643	34	19	305
Advances to related parties(4)	96	96	—	—	—
Total contractual obligations	12,687	1,581	2,588	1,365	7,153

(1)	Includes office space, surface land, vehicles and rail car leases.

(2)	Excluding deferred financing costs. Including interest payments on senior unsecured notes.

(3)	Excluding significant projects that are awaiting regulatory approval at December 31, 2018 and for which Pembina is not committed to construct.

(4)	The Company has a contractual commitment to advance $96 million (US$70 million) to the Company's jointly controlled investment, Ruby Pipeline, L.L.C. by March 28, 2019.

Pembina enters into product purchase agreements and power purchase agreements to secure supply for future operations. Purchase prices of both NGL and power are dependent on current market prices. Volumes and prices for NGL and power contracts cannot be reasonably determined and therefore an amount has not been included in the contractual obligations schedule. Product purchase agreements range from one to 10 years and involve the purchase of NGL products from producers. Assuming product is available, Pembina has secured between 24 and 105 mbpd each year up to and including 2027. Power purchase agreements range from one to 25 years and involve the purchase of power from electrical service providers. The Company has secured up to 59 megawatts per day each year up to and including 2043.
Contingencies
The Company, its subsidiaries and its investments in equity accounted investees are subject to various legal and regulatory proceedings and actions arising in the normal course of business. We represent our interests vigorously in all proceedings in which we are involved. Legal and administrative proceedings involving possible losses are inherently complex, and we apply significant judgment in estimating probable outcomes. While the outcome of such actions and proceedings cannot be predicted with certainty, management believes that the resolutions of such actions and proceedings will not have a material impact on the Company’s financial position or results of operations.
Guarantees
The Company has $69 million (2017: $26 million) in letters of credit issued to facilitate commercial transactions with third parties and to support regulatory requirements.
The Company has provided guarantees to various third parties in the normal course of conducting business. The guarantees include financial guarantees to counterparties for product purchases and sales, transportation services, utilities, engineering and construction services. The guarantees have not had and are not expected to have a material impact on the Company's financial position, earnings, liquidity or capital resources.